Janus Aspen Series

Worldwide Portfolio

Service II Shares

Supplement dated March 30, 2012
to Currently Effective Prospectuses

The Board of Trustees of Janus Aspen Series approved the liquidation of the Service II Shares class of Worldwide Portfolio (the “Portfolio”) on or about April 27, 2012. Accordingly, effective immediately, the Portfolio’s Service II Shares are no longer offered for sale to the public.

Please retain this Supplement with your records.